Exhibit 10.2

V-MORE MERCHANT ACQUISITION AGREEMENT

This V-More Merchant Acquisition Agreement (this “Agreement”) is made as of March 19, 2019 (the ”Effective Date”), by and between Noble Vici Group, Inc., a Delaware corporation (“Company”), and the undersigned ("You" or “Consultant”).

1.       Engagement of Services; Term and Termination. This Agreement shall commence on the date first set forth above and shall expire March 19, 2022 (the “Term”) unless earlier terminated in accordance with this Agreement. During the Term, You agree, to the best of your ability, to render the services set forth in Exhibit A, attached hereto and incorporated herein (collectively, the “Services”), at such time as the Company may request in writing. The manner and means by which You choose to provide the Services are in your sole discretion and control. You shall perform the Services in a timely and professional manner consistent with industry standards, and at a location, place and time which the You deem appropriate. In rendering the Services, You agree to provide your own equipment, tools and other materials at your own expense. Company will make its facilities and equipment available to You upon your request. You may not subcontract or otherwise delegate your obligations under this Agreement without Company's prior written consent.

2.       Compensation and Registration Rights. As consideration for the Services, You shall be entitled to receive up to a maximum of Fourteen Million Three Hundred Twenty Thousand (14,320,000) shares of the Company’s common stock, valued at Two Dollars ($2.00) per share, as compensation (collectively, the “Shares”), upon the achievement of certain milestones as set forth in Exhibit A attached hereto and incorporated herein. In the event You fail to achieve one or more milestones, You acknowledge and agree that the Company shall not be obligated to issue the securities that would have been issuable upon the achievement of such milestone pursuant to this Agreement. You further agree that the Company shall be entitled to retain physical possession of all stock certificates representing the initial tranche of Seven Million One Hundred Sixty Thousand (7,160,000) shares of the Company’s common stock issuable to You pursuant to this Agreement in order to preserve its rights with respect to the Reimbursement Amount (as such term is hereinafter defined in Exhibit A. You shall be responsible for all expenses incurred in performing Services under this Agreement.

The Company shall use commercially reasonable efforts to register the Shares pursuant to a registration statement within six (6) months after the achievement of all milestones set forth in Exhibit A attached hereto and incorporated herein.

3.       Independent Contractor Relationship. Your relationship with Company will be that of an independent contractor and nothing in this Agreement should be construed to create a partnership, joint venture, or employer-employee relationship. You are not an agent of Company and are not authorized to make any representation, contract, or commitment on behalf of Company. You will not be entitled to any of the benefits which Company may make available to its employees, such as group insurance, profit-sharing or retirement benefits. You will be solely responsible for all tax returns and payments required to be filed with or made to any federal, state or local tax authority with respect to your performance of services and receipt of fees under this Agreement. Because You are an independent contractor, Company will not withhold or make payments for social security; make unemployment insurance or disability insurance contributions; or obtain worker's compensation insurance on your behalf. You agree to accept exclusive liability for complying with all applicable state and federal laws governing self-employed individuals, including obligations such as payment of taxes, social security, disability and other contributions based on fees paid to You, your agents or employees under this Agreement. You hereby agree to indemnify and defend Company against any and all such taxes or contributions, including penalties and interest.

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4.       Trade Secrets - Intellectual Property Rights. You agree during the term of this Agreement and thereafter that You will be bound by the terms of that certain Proprietary Information and Inventions Agreement, a form of which is attached hereto as Exhibit B. You further agree that this Agreement shall not take effect and you shall not be entitled to any Shares until such time as you have delivered to the Company an executed copy of such Proprietary Information and Inventions Agreement and this Agreement.

5.       Your Representations and Warranties. You hereby represent and warrant as of the date of this Agreement and as of each date any Shares are granted and issued to You:

(i)	You have reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and have adequate means for providing for your current financial needs and anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Shares.
(ii)	You have received and reviewed this Agreement and all Exhibits hereto; You, Your attorney and accountant have had access to, and an opportunity to review, all documents and other materials requested of the Company; You and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information that it or they believe necessary or appropriate to verify the accuracy of this Agreement, all Exhibits hereto and any other documents and materials requested of the Company and to evaluate the suitability of an investment in the Shares; and, in evaluating the suitability of an investment in the Shares, it and they have not relied upon any representations or other information (whether oral or written);
(iii)	Assuming due execution and delivery by the Company of this Agreement, this Agreement constitutes Your legal, valid and binding obligation, enforceable against You in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and
(iv)	No broker has acted on Your behalf in connection with this Agreement, and there are no brokerage commissions, finders’ fees or commissions payable in connection herewith based on any agreement, arrangement or understanding with You or any action taken by You.

Accredited Investor Representations and Warranties

(v)	You are acquiring the Shares for investment purposes only, for Your own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);
(vi)	You have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Your investment;
(vii)	You are aware that You may have to bear the economic risk of such investment for an indefinite period of time or to suffer a complete loss of Your investment;

(viii)	You acknowledge that You have not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or, meeting whose attendees have been invited by general solicitation or general advertising;
(ix)	You understand, acknowledge and agree (i) that the Shares have not been registered under (and that the Company has no present intention to register the Shares under) the Securities Act or applicable state securities law and that the offering and sale of such Shares are being made in reliance on the exemption from the registration requirements provided by Section 4(2) of the Securities Act and the regulations promulgated thereby and analogous provisions of certain state securities laws or in accordance with Regulation S under the Securities Act (“Regulation S”), and (ii) that such Shares may not be sold or otherwise transferred by You unless the Shares have been registered under the Securities Act and applicable state securities laws or are sold or transferred in a transaction exempt therefrom;

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(x)	You understand that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares;
(xi)	You are an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and have completed properly and delivered an executed copy of the questionnaire attached hereto as Exhibit C;
(xii)	This is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act. You understand and agree that, if You becomes an affiliate of the Company at any time after purchasing the Shares, every sale made by it thereafter must be made in compliance with the provisions of Rule 144 of the Securities Act (“Rule 144”), including the filing of Form 144 with the U.S. Securities and Exchange Commission at the time of the sale, as required under Rule 144;
(xiii)	You have not been convicted, within ten years before the date of this Agreement, of any felony or misdemeanor: (A) In connection with the purchase or sale of any security; (B) Involving the making of any false filing with the Securities and Exchange Commission (the “Commission”); or (C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;
(xiv)	You are not subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the date of this Agreement, that, at the time of this Agreement, restrains or enjoins You from engaging or continuing to engage in any conduct or practice: (A) In connection with the purchase or sale of any security; (B) Involving the making of any false filing with the Commission; or (C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;
(xv)	You are not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:
(i)	At the time of this Agreement, bars the person from:
(1)	Association with an entity regulated by such commission, authority, agency, or officer;
(2)	Engaging in the business of securities, insurance or banking; or
(3)	Engaging in savings association or credit union activities; or
(ii)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date of this Agreement;

(xvi)	You are not subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale: (A) Suspends or revokes such person's registration as a broker, dealer, municipal securities dealer or investment adviser; (B) Places limitations on the activities, functions or operations of such person; or (C) Bars such person from being associated with any entity or from participating in the offering of any penny stock;
(xvii)	You are not subject to any order of the Commission entered within five years before the date of this Agreement that, at the date of this Agreement, orders the person to cease and desist from committing or causing a violation or future violation of: (A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e);

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(xviii)	You: (A) are not and has not been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; (B) have not filed (as a registrant or issuer), or was not or was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before the date of this Agreement, has not been the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of this Agreement, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; (C) are not subject to a United States Postal Service false representation order entered within five years before the date of this Agreement, and is not, as of the date of this Agreement, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations; and

Non-U.S. Person Representations and Warranties

(xix)	You are not a U.S. Person, as such term is defined in Regulation S, was not formed under the laws of any United States jurisdiction and was not formed for the purpose of investing in securities not registered under the Securities Act. The term “U.S. Person” as defined in Regulation S means: (s) any natural person resident in the United States; (t) any partnership or corporation organized or incorporated under the laws of the United States; (u) any estate of which any executor or administrator is a U.S. Person; (v) any trust of which any trustee is a U.S. Person; (w) any agency or branch of a foreign entity located in the United States; (x) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (y) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (z) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated, and owned by, accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts;
(xx)	No offer or sale of the Shares was made to You in the United States;
(xxi)	You are not purchasing the Shares for the account or on behalf of any U.S. Person;
(xxii)	You have not made any pre-arrangement to transfer the Shares to a U.S. Person or to return the Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S (the “Restricted Periods”) to be covered by delivery of Shares) and are not purchasing the Shares as part of any plan or scheme to evade the registration requirements of the Securities Act;
(xxiii)	You acknowledge and understand that all offers and sales of the Shares by You in the United States or to U.S. Persons or otherwise, whether prior to the expiration or after the expiration of the Restricted Periods, shall be made only pursuant to a registration of the Shares under the Securities Act or an exemption from registration requirements of the Securities Act. You also acknowledge and understand that the Company will, in order to approve removal of the restrictive legend from certificates evidencing the Shares, require from You (i) certain written representations to indicate that the sale of the Shares was made in a transaction that complies with the provisions of Regulation S, pursuant to a registration of the Shares under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (ii) require a legal opinion in accordance with Section 4 hereof that removal of the legend is appropriate;
(xxiv)	You have not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding the Shares, nor has it engaged in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of the Shares;
(xxv)	You are not a “distributor” as defined in Regulation S. You acknowledge, understand and agree that, if You should be deemed to be a distributor prior to reselling the Shares to a non-U.S. Person during the Restricted Periods, You will send a notice to each new buyer of the Shares that such new buyer is subject to the restrictions of Regulation S during the Restricted Periods;

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(xxvi)	You are not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States), and the purchase of the Shares by You is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act. You understand and agree that, if You become an affiliate of the Company at any time after purchasing the Shares, every sale made by You thereafter must be made in compliance with the provisions of Rule 144 of the Securities Act (“Rule 144”) (except for the two-year holding period requirement), including the filing of Form 144 with the U.S. Securities and Exchange Commission at the time of the sale, as required under Rule 144. You understand and agree that the provisions of Rule 144, if at any time applicable to You, are separate and apart from, and independent of, any restrictions imposed by Regulation S and will apply even after the expiration of the Restricted Periods;
(xxvii)	You do not have a short position in, or other hedged position with respect to, the Shares or the shares of Common Stock of the Company and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the Restricted Periods; and
(xxviii)	If at any time after the expiration of the Restricted Periods You wish to transfer or attempt to transfer the Shares to a U.S. Person, You agree to notify the Company if at such time it is an “affiliate” of the Company or is then acting as an “underwriter,” “dealer” or “distributor” as to such Shares (as such terms are defined in the federal securities laws of the United States or the regulations promulgated thereunder, including, but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the Securities Act.
(xxix)	You acknowledge and agree that the Company and its agents are relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Shares for sale to You without having first registered the Shares under the Securities Act. All representations, warranties and covenants contained in this Subscription Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder.

6.       Restrictions on Transfer of Shares.

6.1.       No Transfer; Opinion of Counsel. You acknowledge that there are restrictions on the transferability of the Shares. Since the Shares are not registered under the Securities Act or applicable state securities laws, You acknowledge and agree that You shall have no right at any time to sell, assign, pledge, hypothecate, distribute (as a dividend or otherwise), transfer or otherwise dispose of or encumber the Shares (except by will or by the laws of descent and distribution), unless the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale is exempt from such registration under the Securities Act and any applicable state securities laws.

6.2.       Restrictive Legends. You are acquiring the Shares for Your own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. You consent to the placement of the following legend on the stock certificate(s) representing the Shares until such time as the Shares are eligible for sale under Rule 144(k) under the Securities Act and prior to the registration for resale thereof:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ‘SECURITIES ACT’), AND MAY NOT BE OFFERED OR SOLD (I) IN THE UNITED STATES OR TO U.S. PERSONS BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS (A) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT WITH RESPECT THERETO OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION AND A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED AND (II) OUTSIDE THE UNITED STATES, UNLESS IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND THE PURCHASER IN SUCH TRANSACTION PROVIDES A CERTIFICATION TO THE ISSUER THAT IT IS A NON-U.S. PERSON. EACH BENEFICIAL HOLDER, BY ACCEPTING AN INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AGREES THAT ANY HEDGING TRANSACTION INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT.”

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7.       Indemnification. You will indemnify and hold harmless Company, its officers, directors, employees, sublicensees, customers and agents from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) which result from a breach or alleged breach of any representation, warranty or obligation of You (a "Claim") set forth in Section 5 of this Agreement, provided that Company gives You written notice of any such Claim and You have the right to participate in the defense of any such Claim at its expense. From the date of written notice from Company to You of any such Claim, Company shall have the right to withhold from any payments due to You under this Agreement the amount of any defense costs, plus additional reasonable amounts as security for your obligations under this Section 7.

8.	Termination.

8.1       Termination by the Parties. This Agreement may be terminated:

(a) by You at any time during the Term prior to the expiration of the Term by delivering written notice to the Company in accordance with the provisions of Section 9.4 hereof;

(b) by Company upon Your death or permanent disability. You shall be considered permanently disabled if, for a period of forty-five (45) consecutive days, or ninety (90) days during any one (1) year period, You, as a result of a physical or mental disability, are incapable, after reasonable accommodation, of performing Your duties under this Agreement. In the event of a dispute as to whether You are permanently disabled, Company may at its expense refer the matter to a mutually acceptable licensed practicing physician, and You agree to submit to such tests and examinations as such physician shall deem appropriate;

(c) Immediately upon written notice from Company to You that this Agreement is being terminated for “Cause,” As used herein, for “Cause” means a termination of Your engagement by Company due to:

(1) Your continued gross negligence and or willful misconduct in the performance of Your duties (including but not limited to embezzlement, fraud or deceit), which has a direct material adverse effect on the Company;

(2) the indictment or conviction (by trial, upon a plea or otherwise) of Consultant, or the admission of guilt by Consultant, of: (i) a breach of fiduciary duty to the Company; or (ii) a felony or a crime involving moral turpitude or any other act of dishonesty, fraud or deceit that is punishable by imprisonment of thirty (30) days or more, provided, however, that nothing in this Agreement shall obligate the Company to pay any compensation or benefits during any period that You are unable to perform Your duties hereunder due to any incarceration, and also provided, however, that nothing shall prevent Your termination under another section of this Agreement if it provides independent grounds for termination; or

(3) any material breach of this Agreement which has not been cured within thirty (30) days of receipt of written notice thereof, or with respect to material breaches that reasonably cannot be cured within a thirty (30) day period, the failure to commence good faith efforts to cure such breach within such thirty (30) day period.

In the event this Agreement is terminated for any reason prior to the expiration of the Term, You shall reimburse the Company in an amount equal to the Reimbursement Amount (as such term is defined in Exhibit A, attached hereto and incorporated herein, which Reimbursement Amount shall be payable in cash or such other property as may be mutually acceptable to the parties hereto.

8.2       Return of Company Property. Upon expiration or earlier termination of the Agreement, You will deliver to Company any and all drawings, notes, memoranda, specifications, devices, formulas, and documents, together with all copies thereof, and any other material required to be returned as set forth in the Proprietary Information and Inventions Agreement. You further agree that any property situated on Company's premises and owned by Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice.

9.       General Provisions.

9.1       Governing Law. This Agreement will be governed and construed in accordance with the laws of Singapore without regard to its conflicts of laws principles. You hereby expressly consent to the personal jurisdiction of the courts located in Singapore for any lawsuit filed there against You by Company arising from or related to this Agreement.

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9.2       Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

9.3       No Assignment. This Agreement may not be assigned by You without Company's consent, and any such attempted assignment shall be void and of no effect.

9.4       Notices. All notices, requests and other communications under this Agreement must be in writing, and must be mailed by overnight courier or registered or certified mail, postage prepaid and return receipt requested, faxed (with machine generated delivery confirmation) to the address or facsimile number set forth below the signature of the party or delivered by hand to the party to whom such notice is required or permitted to be given. Any notice under this Agreement shall be deemed to have been given on the earlier to occur of (a) the date such notice is received, (b) three (3) days after the date of mailing if sent by certified or registered mail, (c) one (1) day after the date such notice is delivered to the overnight courier service if sent by overnight courier, or (d) the next business day following transmission by facsimile.

9.5       Legal Fees. If any dispute arises between the parties with respect to the matters covered by this Agreement which leads to a proceeding to resolve such dispute, the prevailing party in such proceeding shall be entitled to receive its reasonable attorneys' fees, expert witness fees and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be awarded.

9.6       Injunctive Relief. A breach of any of the promises or agreements contained in this Agreement may result in irreparable and continuing damage to Company for which there may be no adequate remedy at law, and Company is therefore entitled to seek injunctive relief as well as such other and further relief as may be appropriate.

9.7       Survival. The following provisions shall survive termination of this Agreement: Sections 5 through and including Section 9.

9.8       Waiver. No waiver by Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by Company of any right under this Agreement shall be construed as a waiver of any other right. Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

9.9       Entire Agreement. This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged.

9.10     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. A faxed signature shall have the same legally binding effect as an original signature.

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In Witness Whereof, the parties have caused this Merchant Acquisition Agreement to be executed by their duly authorized representative.

Company:

Noble Vici Group, INC.,

a Delaware corporation

By: /s/ Eldee Wai Chong Tang

Eldee Wai Chong Tang, Chief Executive Officer

Address:	1 Raffles Place, #33-02
One Raffles Place Tower One
Singapore 048616

You:

/s/ Lew Chuen Cheah

LEW CHUEN CHEAH

(Printed Name)

Address:	81 West Coast Crescent #26-08
The Vision Singapore 126794

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EXHIBIT A

DESCRIPTION OF SERVICES

During the Term, You agree to perform the following Services in the territory of Shanghai, China (the “Territory”):

1.	Provide advisory services related to the identification, due diligence, acquisition and retention of potential merchants for inclusion in the Company’s V-More platform;
2.	Develop and implement sales strategy for the Company’s V-More platform;
3.	Increase participation of merchants located in the Territory on the V-More platform to 600 merchants as set forth below
4.	Such other services as may be requested from time to time by the Company; and
5.	Any services incidental to the foregoing.

Compensation: Fourteen Million Three Hundred Twenty Thousand (14,320,000) Shares of the Company’s common stock at a per share price of Two Dollars ($2.00) upon the achievement of the following milestones:

Milestone	Milestone Completion Date	Number of Shares To Be Issued
Execution by the parties of this Agreement and Proprietary Information and Inventions Agreement		7,160,000
100 Merchants located in the Territory have entered into written agreements acceptable to the Company to participate in the Company’s V-More platform	On or prior to the date that is one year after the Effective Date	2,386,667
200 additional Merchants (AND cumulative total of 300 Merchants) located in the Territory have executed written agreements acceptable to the Company to participate in the Company’s V-More platform*	On or prior to the date that is two years after the Effective Date	2,386,667
300 additional Merchants located in the Territory (AND cumulative total of 600 Merchants) have executed written agreements acceptable to the Company to participate in the Company’s V-More platform*	On or prior to the date that is three years after the Effective Date	2,386,666

*In the event You fail to cause 100 Merchants located in the Territory to enter into written agreements acceptable to the Company to participate in the Company’s V-More platform prior to the termination of this Agreement, You shall reimburse the Company in an amount equal to the amount determined below (the “Reimbursement Amount”):

100- Number of Merchants Acquired   X  7,160,000  X  2 = Reimbursement Amount

100

The Reimbursement Amount may be payable in cash or such other property as may be mutually acceptable to the parties hereto.

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EXHIBIT B

PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

In consideration of my employment or engagement as an independent contractor or continued employment or engagement as an independent contractor by Noble Vici Group, Inc. (the "Company"), as applicable, and the compensation now and hereafter paid to me, I hereby agree as follows:

1.             NONDISCLOSURE.

1.1       Recognition of Company’s Rights; Nondisclosure. At all times during my employment as an employee or engagement as an independent contractor, as applicable, and thereafter, I will hold in strictest confidence and will not disclose, use or publish any of the Company’s Proprietary Information (as defined below), except as such disclosure, use or publication may be required in connection with my work for the Company. Without limiting the generality of the foregoing, I will obtain the COMPANY’s written approval before publishing, distributing or submitting for publication or distribution any material (written, verbal, or otherwise) that relates to my work at the COMPANY and/or incorporates any Proprietary Information. I hereby assign to the COMPANY any rights I may have or acquire in or to such Proprietary Information, and recognize that all Proprietary Information shall be the sole property of the COMPANY and its assigns.

1.2       Proprietary Information. The term "Proprietary Information" shall mean any and all confidential or proprietary knowledge, data or information relating to the COMPANY, its actual, proposed and previous business, activities, products, services, technology, personnel, customers, and research and development including by way of illustration but not limitation, all: (a) trade secrets, inventions, ideas, processes, formulas, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and the physical embodiments thereof, including works-in-progress (hereinafter collectively referred to as "Inventions"); and (b) information regarding research, development, new products, marketing and selling, business plans, forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees, directors or contractors of the COMPANY. Notwithstanding the foregoing, it is understood that, at all such times, I am free to use information that is generally known in the trade or industry, and my own general skills, knowledge, and experience to whatever extent and in whichever way I wish. "Proprietary Information", as used herein, also includes "Third Party Information" as defined in Section 1.3 below.

1.3       Third Party Information. I acknowledge that the COMPANY has received and in the future will receive from third parties confidential or proprietary information subject to a duty on the COMPANY’s part to maintain the confidentiality of such information and to use it only for certain limited purposes ("Third Party Information"). During the term of my employment or engagement as independent contractor and thereafter, I will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than the COMPANY personnel who need to know such information in connection with their work for the COMPANY), use or publish, except in connection with my work for the COMPANY, Third Party Information unless expressly authorized in writing by an authorized officer or manager of the COMPANY prior to such disclosure, use or publication.

1.4       No Improper Use of Information of Prior Employers and Others. During my employment or engagement as independent contractor by the COMPANY I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the COMPANY any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person. In the performance of my duties I will use only information which is generally known and used by persons with general skills, knowledge and experience comparable to my own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided by the COMPANY.

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2.             ASSIGNMENT OF INVENTIONS.

2.1          Proprietary Rights. The term "Proprietary Rights" shall mean all trade secret, patent, copyright, trademark, and other intellectual property rights throughout the world.

2.2          Prior Inventions. Inventions, if any, patented or unpatented, registered or unregistered, which I made, conceived, developed, authored or first reduced to practice prior to the commencement of my employment or engagement as independent contractor with the COMPANY are excluded from the scope of this Agreement. To preclude any possible uncertainty, I have set forth on Exhibit A attached hereto a complete list of all Inventions that I have, alone or jointly with others, conceived, developed, authored or first reduced to practice or caused to be conceived, developed, authored or first reduced to practice prior to the commencement of my employment or engagement as independent contractor with the COMPANY, that I consider to be my property or the property of third parties (except to the extent that I have assigned all my right, title and interest in such invention to a former employer) and that I wish to have excluded from the scope of this Agreement (collectively referred to as "Prior Inventions"). If disclosure of any such Prior Invention would cause me to violate any prior confidentiality agreement, I understand that I am not to list such Prior Inventions in Item 1 of Exhibit A but am only to disclose, in Item 2 of Exhibit A, a cursory name for each such invention and the party to whom the duty of confidentiality is owed. If no such disclosure is attached, I represent that there are no Prior Inventions. If, in the course of my employment or engagement as independent contractor with the COMPANY, I incorporate a Prior Invention which I own or have the right to license into the COMPANY product, process or machine (or use such Prior Invention to create a COMPANY product, process or machine), the COMPANY is hereby granted a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, Prior Inventions in any the COMPANY Inventions (or use such Prior Invention to create a COMPANY product, process or machine) without the COMPANY’s prior written consent.

2.3          Assignment of Inventions. To the extent that the COMPANY is not considered the original author pursuant to Section 2.6 or as a matter of law, I hereby assign to the COMPANY or, at the COMPANY’s discretion, to a third party pursuant to Section 2.5, all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto), whether or not patentable, conceived, developed, authored or first reduced to practice by me, either alone or jointly with others, during the period of my employment or engagement as independent contractor with the COMPANY that (i) relate to the actual or anticipated business, activities, products, services, or research of the COMPANY, (ii) result from or is suggested by work performed by me for the COMPANY (whether or not conceived, developed, authored or first reduced to practice during normal working hours or on the premises of the COMPANY), or (iii) result, to any extent, from use of the COMPANY’s premises or property (the “COMPANY Inventions").

2.4          Obligation to Keep THE COMPANY Informed. During the period of my employment or engagement as independent contractor and for twelve (12) months after termination of my employment or engagement as independent contractor with the COMPANY, I will promptly disclose to the COMPANY, fully and in writing all Inventions conceived, developed, authored or first reduced to practice by me, either alone or jointly with others (except to the extent that such disclosure would violate any confidentiality agreement executed subsequent to the termination of my employment or engagement as independent contractor). In addition, I will promptly disclose to the COMPANY all patent applications filed by me or on my behalf within a year after termination of employment or engagement as independent contractor.

2.5          Government or Third Party. As and to the extent directed by the COMPANY, I hereby assign all my right, title and interest in and to any particular COMPANY Invention to any third party designated by the COMPANY.

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2.6          Works for Hire. I acknowledge that all the COMPANY Inventions that are or contain original works of authorship which were heretofore or are to be made by me (solely or jointly with others) within the scope of my employment or engagement as independent contractor and which are protectable by copyright are "works made for hire," pursuant to United States Copyright Act as amended (17 U.S.C., Section 101) as to which the COMPANY is to be considered as the author thereof for all purposes. I acknowledge that this provision is included solely for the purpose of determining ownership of COMPANY Inventions, and nothing herein shall be construed to alter my classification as an independent contractor or employee, as applicable, of the COMPANY.

2.7          Enforcement of Proprietary Rights. I will assist the COMPANY in every proper way to obtain, and from time to time enforce, Proprietary Rights relating to the COMPANY Inventions in any and all countries. To that end, I will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the COMPANY may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary Rights and any assignment thereof to the COMPANY. Without limiting the generality of the foregoing, at the COMPANY’s request, I will execute, verify and deliver one or more separate forms of assignments of such Proprietary Rights to the COMPANY or its designee. My obligation to assist the COMPANY with respect to Proprietary Rights relating to such COMPANY Inventions in any and all countries shall continue beyond the termination of my employment or engagement as independent contractor with the COMPANY, but the COMPANY shall compensate me at a reasonable rate after such termination for documented out-of-pocket expenses and for the time actually spent by me at the COMPANY’s request on such assistance. In the event the COMPANY is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the COMPANY and its duly authorized officers or managers as my agent and attorney-in-fact, which appointment is coupled with an interest, to act for and in my behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the COMPANY any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement or other violation of any Proprietary Rights assigned hereunder to the COMPANY, and waive any and all rights to be attributed as the author or creator of any COMPANY Invention, and any "droit moral" or similar rights regarding the use or integrity of any COMPANY Invention, as may now or hereafter exist under any applicable law.

3.             RECORDS; THE COMPANY DOCUMENTS.

3.1       I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the COMPANY) of all Proprietary Information developed by me and all COMPANY Inventions made by me during the period of my employment or engagement as an independent contractor at the COMPANY, which records shall be available to and remain the sole property of the COMPANY at all times.

3.2       I agree that any property situated on the COMPANY’s premises and owned by the COMPANY, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by the COMPANY personnel at any time with or without notice.

3.3       Upon termination of employment or engagement as an independent contractor with the COMPANY, I will deliver to the COMPANY any and all drawings, notes, memoranda, specifications, devices, formulas, and documents, together with all copies thereof, and any other material containing or disclosing or describing any COMPANY Inventions or Proprietary Information. I also agree to cooperate with the COMPANY in completing and signing prior to leaving the employment or engagement as an independent contractor of the COMPANY, the COMPANY’s then standard termination statement that, among other things, reaffirms my obligations, acknowledgments, agreements and representations set forth herein. In the event of the termination of the Relationship, I agree to sign and deliver the “Termination Certificate” attached hereto as Appendix A.

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4.             ADDITIONAL ACTIVITIES.

I agree that for the period of my employment or engagement as an independent contractor with the COMPANY, as applicable, and for one (1) year after the date of termination of such employment or engagement, as applicable, for any reason whatsoever, I will not, either for myself or any other person or entity, directly or indirectly: (i) solicit or lure away (or attempt to solicit or lure away) any customers, licensors, licensees, or vendors of the COMPANY who were serviced by me or whose names became known to me while I was employed or engaged with the COMPANY; or (ii) induce any employee, vendor, licensee, licensor or contractor of the COMPANY to leave the employ or engagement as an independent contractor of the COMPANY or to alter their relationship with the COMPANY.

5.             NO CONFLICTING OBLIGATION.

I represent and warrant that my performance of all the terms of this Agreement as an employee or independent contractor of the COMPANY does not and will not breach any agreement to keep in confidence information acquired by me prior to my employment or engagement as an independent contractor by the COMPANY. I have not entered into, and I agree that I will not enter into, any agreement, either written or oral, in conflict with my obligations under this Agreement. I agree to indemnify and hold harmless the COMPANY from any loss, claim, damage, costs or expenses of any kind (including without limitation, reasonable attorney fees) to which the COMPANY may be subjected by virtue of my breaching any of my representations, warranties, and covenants contained in this Agreement.

6.             LEGAL AND EQUITABLE REMEDIES.

I hereby agree that because my services are personal and unique and because I may have access to and become acquainted with the Proprietary Information of the COMPANY, the COMPANY shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the COMPANY may have for a breach of this Agreement. To the extent that I breach this Agreement with respect to any Third Party Information, I acknowledge that such third party may be assigned the COMPANY’s right to enforce this Agreement.

7.             NOTICES.

Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three (3) days after the date of mailing.

8.             NOTIFICATION OF NEW EMPLOYER.

In the event that I leave the employ or engagement as an independent contractor of the COMPANY, I hereby consent to the notification of my new employer or other person that engages me of my rights and obligations under this Agreement.

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9.             GENERAL PROVISIONS.

9.1          Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by and construed according to the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in Los Angeles County, California for any lawsuit filed there against me by the COMPANY arising from or related to this Agreement.

9.2          Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing such provision, so as to be enforceable to the maximum extent permissible under the applicable law as then in effect.

9.3          Successors and Assigns. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the COMPANY, its successors, and its assigns.

9.4          Survival. The provisions of this Agreement shall survive the termination of my employment or engagement as an independent contractor and the assignment of this Agreement by the COMPANY to any successor in interest or other assignee.

9.5          Employment/Engagement. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of employment or engagement as an independent contractor, as applicable, by the COMPANY, nor shall it interfere in any way with my right or the COMPANY’s right to terminate such employment or engagement, as applicable, at any time, with or without cause.

9.6          Waiver. No waiver by the COMPANY of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the COMPANY of any right under this Agreement shall be construed as a waiver of any other right. The COMPANY shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

9.7          Nonassignable Inventions. This Agreement does not apply to an Invention which qualifies fully as a nonassignable Invention under Section 2870 of the California Labor Code (hereinafter "Section 2870"). I have reviewed the notification on Exhibit B (Limited Exclusion Notification) and agree that my signature acknowledges receipt of the notification.

9.8          Entire Agreement. The obligations pursuant to Sections 1 and 2 of this Agreement shall apply to any time during which I was previously employed or engaged, or am in the future employed or engaged, by the COMPANY as an employee, consultant or otherwise, if no other agreement governs nondisclosure and assignment of Inventions during such period. This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party against whom the amendment or modification is to be enforced to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

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9.9          Review of Agreement. I acknowledge that I have had the opportunity to seek legal advice prior to signing this Agreement and have either done so or waive the right to do so. I have read this Agreement, including Exhibit B hereto, carefully and understand its terms. I have completely filled out Exhibits A and B to this Agreement.

This Agreement shall be effective as of March 19, 2019.

NOBLE VICI GROUP, INC.

By: /s/ Eldee Wai Chong Tang
Print Name: ELDEE WAI CHONG TANG
Title: CHIEF EXECUTIVE OFFICER / DIRECTOR
Dated: March 19, 2019

CONSULTANT

/s/ Lew Chuen Cheah ,
LEW CHUEN CHEAH

Dated: March 19, 2019

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EXHIBIT A

Prior Inventions

1. Except as listed in Item 2 below, the following is a complete list of all Prior Inventions (as defined in Section 2.2 of the foregoing Agreement) and the owner, in whole or in part, thereof.

Ö No Prior Inventions

□ As follows:

□ Additional sheets attached.

2. Due to a prior confidentiality agreement, I cannot complete the disclosure under Item 1 above with respect to Prior Inventions and the owner in whole, or in part, thereof, listed generally below, the duty of confidentiality with respect to which I owe to the following party(ies):

Prior Inventions	Party(ies)	Duty of Confidentiality owed to:

□ Additional sheets attached.

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EXHIBIT B

Limited Exclusion Notification

This is to notify you in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and the COMPANY does not require you to assign or offer to assign to the COMPANY any invention that you developed entirely on your own time without using the COMPANY’s equipment, supplies, facilities or trade secret information except for those Inventions that either:

1.	Relate at the time of conception or reduction to practice of the invention to the COMPANY’s business, or actual or demonstrably anticipated research or development of the COMPANY;

2.	Result from any work performed by you for the COMPANY.

To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

This limited exclusion does not apply to any patent or invention covered by a contract between the COMPANY and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

I acknowledge receipt of a copy of this notification.

By: /s/ Lew Chuen Cheah

LEW CHUEN CHEAH
(Printed Name of Employee/Consultant)

Date: March 19, 2019

Witnessed by:

____________________________

ELDEE WAI CHONG TANG
(Printed Name of Representative)

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APPENDIX A

TERMINATION CERTIFICATE

This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to NOBLE VICI GROUP, INC., its subsidiaries, affiliates, successors or assigns (together the “Company”).

I further certify that I have complied with all the terms of the Company’s Proprietary Information and Invention Assignment Agreement signed by me, including the reporting of any Inventions and original works of authorship, conceived or made by me (solely or jointly with others) covered by that agreement.

Date:

(Signature)

(Type/Print Name)

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EXHIBIT C

NOBLE VICI GROUP, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

In connection with that certain Merchant Acquisition Agreement, dated as of March 19, 2019, by and between LEW CHUEN CHEAH (the “Consultant”) and Noble Vici Group, Inc., a Delaware corporation (the “Company”), pursuant to which the Consultant has subscribed for, and (subject to acceptance by the Company) has agreed to acquire the Company, up to 14,320,000 shares (collectively, the “Shares”) of common stock, (“Common Stock”), of the Company, the undersigned represents and warrants to the Company as follows:

1. Status as “Accredited Investor”

The undersigned understands that the sale of the Shares is limited solely to “Accredited Investors”, or “Non-US Person” as that term is defined under Regulation D of the Securities Act of 1933, as amended (the “Act”). Under Regulation D, individuals and entities meeting the qualifications set forth below are Accredited Investors. By checking one of the boxes set forth below, the undersigned represents and warrants to the Company that the undersigned is an Accredited Investor by reason of the qualifications described opposite the checked box:

A. Individual Investors.

☐	Any natural person whose net worth, or joint net worth with that person’s spouse, at the time of the purchase exceeds US$1,000,000, excluding the value of the primary residence of such natural person or persons.

Ö	Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any executive officer or director of the Company.

B. Investor Entities.

☐	Any entity in which all of the equity owners are Accredited Investors

☐	A corporation, partnership, business trust, limited liability company or Section 501(c)(3) organization with total assets in excess of US$5,000,000 that was not formed for the specific purpose of acquiring shares of Common Stock.

☐	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring shares of Common Stock, whose purchase of shares of Common Stock is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment in shares of Common Stock. Note: If this qualification is selected, the representative of the trust must deliver to the Company a written summary of his or her knowledge and experience in financial and business matters on a separate form to be provided by the Company.

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☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring shares of Common Stock, with total assets in excess of US$5,000,000.

The	undersigned is a meeting the foregoing description. (Insert Type of Entity)

☐	Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

The	undersigned is a meeting the foregoing description. (Insert Type of Entity)

2. Certification as to Location of Residence or Principal Place of Business. The undersigned represents and warrants to the Company that the undersigned is a resident of the location listed in the address of the undersigned set forth below, or, if the undersigned is an entity, that the principal place of business of the undersigned is such address.

[Signature Block For Individuals]	[Signature Block For Entities]

/s/LEW CHUEN CHEAH
(Signature)	(Name of Entity)

LEW CHUEN CHEAH	By:
(Printed Name)	Name:
Title:

81 West Coast Crescent #26-08 The Vision
(Street Address of Residence)	(Street Address of Principal Office)

126794
(City or Town) (State) (Zip Code)	(City or Town) (State) (Zip Code)

SINGAPORE
(Country)	(Country)

+65 9666 6766
(Daytime Telephone Number)	(Daytime Telephone Number)

Date: March 19, 2019

[Attach copy of Non-US identity card]

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